SUPPLEMENT DATED DECEMBER 15, 2025

TO THE PACIFIC SELECT FUND SUMMARY PROSPECTUS DATED MAY 1, 2025

FOR ESG DIVERSIFIED PORTFOLIO

This supplement revises the Pacific Select Fund Summary Prospectus dated May 1, 2025, for ESG Diversified Portfolio (the “Prospectus”), as supplemented, and must be preceded or accompanied by the Prospectus. The changes within this supplement are currently in effect unless otherwise noted. Remember to review the Prospectus for other important information. Capitalized terms not defined herein are as defined in the Prospectus.

NOTICE OF LIQUIDATION OF THE ESG DIVERSIFIED PORTFOLIO

At a meeting held on December 10, 2025, the Board of Trustees (the “Board”) approved a plan of liquidation (the “Plan”) for the ESG Diversified Portfolio (the “Liquidating Fund”), a series of Pacific Select Fund (the “Trust”), and submission of the Plan to the beneficial owners of the Liquidating Fund, including contract owners of variable life insurance policies and variable annuity contracts who have selected the Liquidating Fund for investment through those policies or contracts and therefore have a beneficial interest in shares of the Liquidating Fund. The liquidation of the Liquidating Fund (the “Liquidation”) will occur only if the Plan is approved by the contract owners. Proxy materials describing the Plan and the rationale for the Liquidation will be sent to shareholders of the Liquidating Fund on or about January 20, 2026. No assurance can be given that shareholder approval will occur. If approved, the Liquidation is expected to occur on or about May 1, 2026, or such other date as an officer of the Trust shall determine (the “Liquidation Date”).

In order to convert all portfolio securities of the Liquidating Fund to cash or cash equivalents in preparation for the Liquidation, the Liquidating Fund is expected to deviate from its investment goal and investment strategies until it is liquidated on the Liquidation Date. For example, short-term money market or other instruments may be held by the Liquidating Fund in anticipation of the Liquidation and these investments will not perform in the same manner as investments held by the Liquidating Fund under normal circumstances.

Any assets that remain in the Liquidating Fund on the Liquidation Date will be automatically reinvested in shares of the Fidelity VIP Government Money Market Fund in accordance with instructions from the insurance companies that sponsor the variable life insurance policies and variable annuity contracts for which the Liquidating Fund serves as investment options. Please refer to the Fidelity VIP Government Money Market Fund’s Prospectus and Statement of Additional Information, each dated April 30, 2025, as may be updated or supplemented, for information about the Fidelity VIP Government Money Market Fund.

Plan of Liquidation. Pursuant to the Plan, on the Liquidation Date the Liquidating Fund will distribute to their shareholders of record, as of the close of business on the Liquidation Date, all of the remaining assets of the Liquidating Fund in complete cancellation and redemption of all of the outstanding shares of the Liquidating Fund, except for cash, bank deposits or cash equivalents in an estimated amount necessary to (i) discharge any unpaid liabilities and obligations of the Liquidating Fund on their books on the Liquidation Date, including, but not limited to, income, dividends, and capital gains distributions, if any, payable through the Liquidation Date, and (ii) pay such contingent liabilities as the Board shall reasonably deem to exist against the assets of the Liquidating Fund on their books.

Purchases and Transfers into the Fund. Purchases and transfers into the Liquidating Fund will not be accepted after the close of business on April 27, 2026 for new or existing contract owners of variable life insurance policies and variable annuity contracts.

Transfers out of the Fund. Contract owners may transfer out of the Liquidating Fund into any other investment options available under their respective contracts at any time prior to the Liquidation Date. Transfers out of the Liquidating Fund for at least 30 days prior to the Liquidation Date and transfers out of the Fidelity VIP Government Money Market Fund within 90 days after the Liquidation Date will not count as a transfer for purposes of transfer limitations under the policies or contracts. Please see the Trust’s Prospectus for information about other funds available for investment that are offered by the Trust. Please see your product prospectus for more information on transfers, including any restrictions on transfers into the Liquidating Fund before the Liquidation Date, and other investment options available under your policy or contract.

Disclosure Changes. Assuming the Liquidation of the Liquidating Fund occurs, all references to the Liquidating Fund in the Trust’s registration statement (including the Prospectus and Statement of Additional Information) will be deleted effective upon the Liquidation Date. Apart from the proxy materials, no further notification regarding the Liquidation will be sent, unless circumstances change from those described above.